UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): April 18, 2005

                          THE SPORTS CLUB COMPANY, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                      1-13290                  95-4479735
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)            Identification No.)


     11100 Santa Monica Boulevard, Suite 300, Los Angeles, California 90025
     ----------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


               Registrant's telephone number, including area code:
                                 (310) 479-5200


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A-2 below):




[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13 e-4(c))

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Item 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 18, 2005, The Sports Club Company, Inc. announced its results of operations for the quarter ended December 31, 2004. The public announcement was made by means of a press release attached, the text of which is being furnished to the U.S. Securities and Exchange Commission in Exhibit 99.1 hereto.

The information contained in this report and the exhibit hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The information in this report and the exhibit hereto may contain "forward-looking statements" that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 and otherwise may be protected. Such statements are made based on the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties that could cause actual results to differ materially. Please refer to the Company's annual report on Form 10-K/A filed on August 18, 2004 with the Securities and Exchange Commission for information concerning risks, uncertainties, and other factors that may affect future results.

Item 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1 Press Release dated April 18, 2005


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                                   Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    April 18, 2005                     THE SPORTS CLUB COMPANY, INC.


                                             By:      /s/ Timothy M. O'Brien
                                                  ------------------------------
                                                      Timothy M. O'Brien
                                                      Chief Financial Officer

                                INDEX TO EXHIBITS

Exhibit No. Description

99.1 Press Release dated April 18, 2005.



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                                                                    EXHIBIT 99.1

                          THE SPORTS CLUB COMPANY, INC.
                      ANNOUNCES DELAYED FINANCIAL REPORTING


LOS ANGELES, CA (April 18, 2005) - The Sports Club Company, Inc. (AMEX: SCY) today announced that it will delay reporting its final year-end and fourth quarter 2004 results due to certain issues relative to the application of Statement of Financial Accounting Standards No. 13, Accounting for Leases ("FAS No. 13"), and Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets ("FAS No. 144"). Substantially all of the work required to prepare the Company's consolidated financial statements has been completed, however the complexities associated with accounting for and reporting of landlord incentives under operating leases and assets held for sale have precluded the completion of the final financial statements. As a result, the Company has not filed its required financial reports with the Securities and Exchange Commission. Further, these matters will result in several reclassifications of the Company's reported results for 2003. Preliminary operating results for the fourth quarter and year ended December 31, 2004, are included at the conclusion of this press release.

FAS No. 13 requires that leasehold improvements made by a lessee that are funded by landlord incentives under an operating lease should be recorded by the lessee as leasehold improvement assets and amortized over their appropriate life and the incentives should be recorded as deferred rent and amortized to lease expense over the lease term. The Company had previously recorded landlord allowances as a reduction of the leasehold improvement asset. The new methodology will be applied to both the 2003 and 2004 financial statements and will require the Company to increase its depreciation expense and reduce rent expense. Since the amount of these adjustments will be the same, there will be no change to the Company's income (loss) from operations.

FAS No. 144 requires that the results of operations of an entity that has been disposed of or is classified as held for sale shall be reported in discontinued operations. On February 10, 2005, the Company announced that it had entered into a letter of intent to sell six of its nine sports and fitness complexes for $65.0 million. In accordance with FAS No. 144 these assets will be classified as held for sale and the 2003 and 2004 operating statements will include the results of these Clubs as discontinued operations.

Because of the time required to complete the accounting evaluations required by FAS No. 13 and FAS No. 144, management was not able to finalize the Company's consolidated financial statements and file the Annual Report on Form 10-K for the year ended December 31, 2004 by the prescribed extended due date of April 15, 2005. The Company expects to complete this work and file its Annual Report prior to May 16, 2005.
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All statements in this press release other than statements of historical fact are forward looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in this press release, and the Company expressly disclaims any obligations to release publicly any update or revision to any forward looking statement contained herein if there are changes in the Company's expectations or if any events, conditions or circumstances on which any such forward looking statement is based.

The Sports Club Company, based in Los Angeles, California owns and operates luxury sports and fitness complexes nationwide under the brand name "The Sports Club/LA."

                                       ###

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                          THE SPORTS CLUB COMPANY, INC.
         PRELIMINARY CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (1)
     For the Three Months and Twelve Months Ended December 31, 2003 and 2004
                (Amounts in thousands, except per share amounts)

                                                              Three Months Ended              Twelve Months Ended
                                                                 December 31,                    December 31,
                                                              2003           2004           2003             2004
                                                              ----           ----           ----             ----
Revenues:
Membership revenues                                      $    6,935      $    7,492     $   25,141     $   29,233
Products and services                                         3,152           3,709         11,904         15,039
                                                         ----------      ----------     ----------     ----------
Total revenues                                               10,087          11,201         37,045         44,272

Operating expenses:
Club operating costs                                          4,002           4,470         12,579         17,694
Cost of products and services                                 2,607           2,979          9,517         12,398
Selling and marketing                                           295             320          1,043          1,492
General and administrative                                    1,837           2,185          7,517          8,148
Pre-opening expenses                                            581              --          2,258             46
Depreciations and amortization                                1,033           1,107          3,694          4,322
Non-recurring items                                              --              --             --          1,104
                                                         ----------      ----------     ----------     ----------
Total operating expenses                                     10,355          11,061         36,608         45,204
                                                         ----------      ----------     ----------     ----------
Income (loss) from operations                                 (268)             140            437          (932)

Other income (expense):
Interest, net                                               (3,666)         (3,692)       (13,486)       (14,626)
Minority interests                                             (37)            (37)          (150)          (149)
                                                         ----------      ----------     ----------     ----------
(Loss) from continuing operations before income taxes and
loss on discontinued operations                             (3,971)         (3,589)       (13,199)       (15,707)

Provision for income taxes                                       --              --             --             --
                                                         ----------      ----------     ----------     ----------
(Loss) from continuing operations before loss on
discontinued operations                                     (3,971)         (3,589)       (13,199)       (15,707)

Discontinued operations:
(Loss) from discontinued operations                           (769)           (588)        (5,175)        (3,323)
(Loss) on disposal                                               --              --             --          (527)
                                                         ----------      ----------     ----------     ----------
Net (loss) from discontinued operations                       (769)           (588)        (5,175)        (3,850)
                                                         ----------      ----------     ----------     ----------
Net loss                                                    (4,740)         (4,177)       (18,374)       (19,557)

Dividends on Preferred Stock                                    351             498          1,400          1,871
                                                         ----------      ----------     ----------     ----------
Net loss attributable to common shareholders             $  (5,091)      $  (4,675)     $ (19,774)     $ (21,428)
                                                         ==========      ==========     ==========     ==========

Net (loss) per share attributable to common shareholders:
Basic and diluted                                        $   (0.28)      $   (0.25)     $   (1.08)     $   (1.14)
                                                         ==========      ==========     ==========     ==========

Weighted average number of common shares outstanding:
Basic and diluted                                            18,404          18,885         18,316         18,733
                                                         ==========      ==========     ==========     ==========


(1) The preliminary operating results for 2004 have been prepared in accordance with the text of this press release. The final 2004 operating results may vary significantly from these preliminary operating results.

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